SUPPLEMENT DATED MARCH 4, 2009
TO

PROSPECTUSES DATED OCTOBER 20, 2008
FOR SUN LIFE FINANCIAL MASTERS ACCESS, SUN LIFE FINANCIAL MASTERS EXTRA,
SUN LIFE FINANCIAL MASTERS CHOICE, AND SUN LIFE FINANCIAL MASTERS FLEX

PROSPECTUSES DATED MAY 1, 2008
FOR MFS REGATTA EXTRA AND MFS REGATTA CHOICE

PROSPECTUSES DATED MAY 1, 2007
MFS REGATTA CHOICE II AND MFS REGATTA FLEX II

AND PROSPECTUS DATED MAY 1, 2006
FOR MFS REGATTA FLEX FOUR AND MFS REGATTA ACCESS

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

The Board of Trustees of the MFS Variable Insurance Trust II (the "Trust") approved, subject to shareholder approval, the merger of MFS Strategic Value Portfolio into MFS Value Portfolio. It is expected that this approval will be sought at a shareholder meeting expected to be held sometime in June, 2009.

If shareholders approve the proposal relating to the merger of the portfolios of the Trust, shortly after shareholder approval, all of the assets of MFS Strategic Value Portfolio will be transferred to MFS Value Portfolio and shareholders of MFS Strategic Value Portfolio will receive shares of MFS Value Portfolio in exchange for their shares.

In light of the proposed merger, purchase payments, exchanges and any automatic programs, such as dollar cost averaging, portfolio rebalancing and asset allocation, into MFS Strategic Value Portfolio will be suspended after the close of business on April 10, 2009.

Please retain this supplement with your prospectus for future reference.

Masters, Regatta 3/09